SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2005

VITASTI, INC.
(Exact name of registrant as specified in its charter)

(former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
100-1001 Churchill Crescent North Vancouver, B.C., Canada V7P 1T2
Canada
(Address of principal executive offices)
604-980-6693
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

    On May 25, 2005, the Company decided to terminate its relationship with its transfer agent, Interwest Transfer Company, Inc. At that same time, the Company appointed Select Fidelity Transfer Services as their new transfer agent, effective immediately.

    Select Fidelity Transfer Services’ address and contact information is as follows:

Select Fidelity Transfer Services Ltd.
335 Bay Street, Suite 600
Toronto, Ontario M5H 2R3
CANADA

Telephone: (416) 203-5847

Facsimile: (416) 304-6583

Contact: anna.stefanski@selectfidelity.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2005            Vitasti, Inc.

By:     /s/ TAMMY-LYNN MCNABB
Tammy-Lynn McNabb
Chief Executive Officer